ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS (Tables)	12 Months Ended
Dec. 31, 2021
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS
Schedule of accumulated other comprehensive loss attributable to shareholders

		Translation of
	Cash flow	investments in	Defined	Equity
	hedges[1]	foreign associates	benefit plans	investment	Total
Balance as of December 31, 2018	$(30.3)	$—	$(51.0)	$—	$(81.3)
Other comprehensive income (loss)	70.6	—	(51.2)	—	19.4
Balance as of December 31, 2019	40.3	—	(102.2)	—	(61.9)
Other comprehensive loss	(10.7)	—	(58.5)	—	(69.2)
Balance as of December 31, 2020	29.6	—	(160.7)	—	(131.1)
Other comprehensive income (loss)	3.1	(17.6)	127.1	1.6	114.2
Balance as of December 31, 2021	$32.7	$(17.6)	$(33.6)	$1.6	$(16.9)
1	No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 7 1/2-year period.